UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO Section 12 or 15(d) of the

                         Securities Exchange Act of 1934

                        Date of Report: September 5, 2001

                          Lee Enterprises, Incorporated
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             (Exact name of Registrant as specified in its Charter)


         Delaware                    1-6277                       42-0823980
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)


                    215 N. Main Street, Davenport, Iowa 52801
                    -----------------------------------------
                    (Address of principal executive offices)


                                 (563) 383-2100
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              (Registrant's telephone number, including area code)

                          LEE ENTERPRISES, INCORPORATED

ITEM 5. OTHER EVENTS

        The Company has amended its Note Purchase Agreement dated as of March 15, 1998 (the "Agreement"). The Agreement, as amended as of August 30, 2001 (the "First Amendment"), (1) extends the period of time for compliance with required reinvestment of the Net Proceeds Amount (as defined in the Agreement) of approximately $251,000,000 from the sale of the Company's broadcast businesses from October 1, 2001 to October 1, 2002, and (2) adds a Fixed Charges Coverage Ratio (as defined in the First Amendment) to the Company's existing financial covenants.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

            99.1 First Amendment to the Note Purchase Agreement, dated as of August 30, 2001, by and among Lee Enterprises, Incorporated and the Purchasers named therein dated as of March 15, 1998.

            99.2 Note Purchase Agreement by and among Lee Enterprises, Incorporated and the Purchasers named therein dated as of March 15, 1998 (incorporated herein by reference to the Issuer's Form 8-K, dated March 31, 1998, and the Exhibit thereto).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LEE ENTERPRISES, INCORPORATED


Date: September 5, 2001                 /s/ Carl G. Schmidt
                                        ----------------------------------------
                                        Carl G. Schmidt

                                        Vice President, Chief Financial Officer, and Treasurer

                             FIRST AMENDMENT TO THE

                             NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO THE NOTE PURCHASE AGREEMENT, dated as of August 30, 2001 (this "Amendment"), amends the Note Purchase Agreement dated as of March 15, 1998 (the "Agreement"), is made between Lee Enterprises, Incorporated, a Delaware corporation (the "Company") and each of the undersigned Purchasers (collectively the "Purchasers").

                                    RECITALS:

A. The Company and the Purchasers heretofore entered into separate and several Agreements.

B. On October 1, 2000, the Company and its wholly-owned subsidiary, New Mexico Broadcasting Co., completed the sale of their eight network-affiliated and seven satellite stations to Emmis Communications Corporation (the "Emmis Sale"), pursuant to the terms of a Purchase and Sale Agreement dated May 7, 2000, and on July 17, 2001, the Company and its wholly-owned subsidiary, KMAZ, L.P., completed the sale of their sole remaining broadcast property, KMAZ-TV, Las Cruces, New Mexico, to Council Tree Hispanic Broadcasters, L.L.C. (the "Council Tree Sale"), pursuant to the terms of an Asset Purchase Agreement dated December 29, 2000 (the Emmis Sale and the Council Tree Sale are collectively, the "Broadcast Sale").

C. The Company has requested and the Purchasers have agreed to extend the period of time for the Company's compliance with certain provisions of the Agreement, but only in the respects set forth in this Amendment.

D. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Agreement unless herein defined or the context shall otherwise require.

E. All requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

Section 1. AMENDMENTS.

1.1 Amendment of Time for Reinvestment. The Purchasers hereby extend the period of time for compliance with the requirements of Section 10.4 (a)(ii)(C) of the Agreement with respect to the Net Proceeds Amount of the Broadcast Sale to October 1, 2002.

1.2 Fixed Charges Coverage Ratio. Section 10.8 of the Agreement is hereby added as follows:

10.8 "Fixed Charges Coverage Ratio. The Company will not, at any time, permit the Fixed Charges Coverage Ratio to be less than 2.5 to 1."

1.3 Defined Terms. Schedule B of the Agreement is hereby amended to add the following terms:

     "'Consolidated Net Income Available for Fixed Charges' means, with respect to any period, consolidated operating income for such period plus depreciation, amortization of intangible assets, interest income and Lease Rentals, all determined in accordance with GAAP.

     'Fixed Charges' means, with respect to any period, the sum of (a) Interest Charges for such period and (b) Lease Rentals for such period.

     'Fixed Charges Coverage Ratio' means, at any time, the ratio of (a) Consolidated Net Income Available for Fixed Charges for the period of four consecutive fiscal quarters ending on, or most recently ended prior to, such time to (b) Fixed Charges for such period.

     'Interest Charges' means, with respect to any period, interest expense determined in accordance with GAAP.

     'Lease Rentals' means, with respect to any period, the sum of the minimum amount of rental and other obligations required to be paid during such period by the Company or any Subsidiary as lessee under all leases of real or personal property (other than Capital Leases), excluding any amounts required to be paid by the lessee (whether or not therein designated as rental or additional rental) (a) which are on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges, or
     (b) which are based on profits, revenues or sales realized by the lessee from the leased property or otherwise based on the performance of the lessee."

Section 2. REPRESENTATIONS AND WARRANTIES.

2.1 The Company represents and warrants to Purchasers that as of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3. CONDITIONS TO EFFECTIVENESS.

3.1 This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

     (a) executed counterparts of this Amendment, duly executed by the Company and the Required Holders, shall have been delivered to the Purchasers; and

     (b) the representations and warranties of the Company set forth in Article 5 of the Agreement are true and correct on the date of this Amendment, except to the extent that such representations and warranties (a) solely relate to an earlier date or (b) have been changed by circumstances permitted by the Agreement.

          Upon Purchaser's receipt of all of the foregoing, this Amendment shall become effective.

Section 4. MISCELLANEOUS.

4.1 This Amendment shall be construed in connection with and as part of the Agreement and shall be deemed an amendment, waiver and consent as provided in Section 17 of the Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

4.2 Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Agreement without making specific reference to this Amendment but nevertheless all such references shall include this Amendment unless the context otherwise requires.

4.3 This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of jurisdiction other than such state.

4.4 The execution of this Amendment by the Company and the Purchasers shall constitute a contract between the parties for the uses and purpose hereinabove set forth, and this Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

LEE ENTERPRISES, INCORPORATED                  PRINCIPAL MUTUAL LIFE
                                               INSURANCE COMAPNY

By:                                            By:
     --------------------------------               ----------------------------
Its:                                           Its:
     --------------------------------               ----------------------------

THE NORTHWESTERN MUTUAL LIFE                   JEFFERSON-PILOT LIFE INSURANCE
INSURANCE COMPANY                              COMPANY

By:                                            By:
     --------------------------------               ----------------------------
Its:                                           Its:
     --------------------------------               ----------------------------

HARTFORD LIFE INSURANCE                        MUTUAL OF OMAHA INSURANCE
COMPANY                                        COMPANY

By:  Hartford Investment Services, Inc.,
        Its Agents and Attorneys-in-Fact       By:
                                                    ----------------------------
                                               Its:
By:                                                 ----------------------------
      ------------------------------
Its:                                           MODERN WOODMEN OF AMERICA
      ------------------------------
                                               By:
                                                    ----------------------------
HARTFORD LIFE AND ACCIDENT                     Its:
INSURANCE COMPANY                                   ----------------------------
By:  Hartford Investment Services, Inc.,
     Its Agents and Attorneys-in-Fact          LUTHERAN BROTHERHOOD

By:                                            By:
     --------------------------------               ----------------------------
Its:                                           Its:
     --------------------------------               ----------------------------
MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY                              AMERITAS LIFE INSURANCE CORP.
                                               By:  Ameritas Investment
                                                    Advisors, Inc., as Agent
By:                                            By:
     --------------------------------               ----------------------------
Its:                                           Its:
     --------------------------------               ----------------------------
NATIONWIDE LIFE INSURANCE
COMPANY

By:
      -------------------------------
Its:
      -------------------------------

STATE FARM LIFE INSURANCE COMPANY

By:
      -------------------------------
Its:
      -------------------------------

AID ASSOCIATION FOR LUTHERANS

By:
      -------------------------------
Its:
      -------------------------------